Exhibit (m) Calculation of Illustrations for VUL 5 / VUL 5 - ES

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1

I. THE 0% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred Nonsmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $400,000 or 250% x $12,562.05
                       = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4     $10,126.59
+ Annual Premium*                     $ 3,500.00
- Premium Expense Charge**             $   140.00
- Monthly Deduction***                 $   792.66
- Mortality & Expense Charge****       $     0.00
+ Hypothetical Rate of Return*****      ($131.87)
                                      -----------
=                                     $   12,562   (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 4% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee, a $46.00 per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month          COI
-----        -------
1             $12.54
2             $12.54
3             $12.55
4             $12.55
5             $12.55
6             $12.55
7             $12.56
8             $12.56
9             $12.56
10            $12.56
11            $12.57
12            $12.57
Total        $150.66

**** The mortality and expense (M&E) charge is 0.00% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.01%. The monthly interest amounts earned for year 5 are:

Month      Interest
-----      ---------
1           ($11.57)
2           ($11.13)
3           ($11.43)
4           ($11.00)
5           ($11.30)
6           ($11.23)
7           ($10.09)
8           ($11.10)
9           ($10.68)
10          ($10.97)
11          ($10.55)
12          ($10.84)
Total      ($131.87)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $12,582.05
- Year 5 Surrender Charge       $ 6,880.00
                                ----------
=                               $    5,682   (rounded to the nearest dollar)

II. THE 6% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred Nonsmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $400,000 or 250% x $15,156.56
                      = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4       $11,850.65
+ Annual Premium*                       $ 3,500.00
- Premium Expense Charge**              $   140.00
- Monthly Deduction***                  $   791.88
- Mortality & Expense Charge****        $     0.00
+ Hypothetical Rate of Return*****      $   737.78
                                        ----------
=                                       $   15,157    (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 4% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee, a $46.00 per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month       COI
-----     -------
1         $ 12.49
2         $ 12.49
3         $ 12.49
4         $ 12.49
5         $ 12.49
6         $ 12.49
7         $ 12.49
8         $ 12.49
9         $ 12.49
10        $ 12.49
11        $ 12.49
12        $ 12.49
Total     $149.88

**** The mortality and expense (M&E) charge is 0.00% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.01%. The monthly interest amounts earned for year 5 are:

Month     Interest
-----    ----------
1        $    62.76
2        $    60.72
3        $    62.73
4        $    60.69
5        $    62.69
6        $    62.68
7        $    56.59
8        $    62.63
9        $    60.59
10       $    62.59
11       $    60.55
12       $    62.55
Total    $   737.78

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value               $15,156.56
- Year 5 Surrender Charge         $ 6,880.00
                                   ---------
=                                 $    8,277     (rounded to the nearest dollar)

III. THE 12% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred Nonsmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $400,000 or 250% x $18,205.52
                       = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $13,797.14
+ Annual Premium*                    $ 3,500.00
- Premium Expense Charge**           $   140.00
- Monthly Deduction***               $   790.88
- Mortality & Expense Charge****     $     0.00
+ Hypothetical Rate of Return*****   $ 1,839.27
                                     ----------
=                                    $   18,206  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 4% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee, a $46.00 per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month       COI
-----      ------
1          $ 12.42
2          $ 12.42
3          $ 12.42
4          $ 12.41
5          $ 12.41
6          $ 12.41
7          $ 12.41
8          $ 12.40
9          $ 12.40
10         $ 12.40
11         $ 12.39
12         $ 12.39
Total      $148.88

**** The mortality and expense (M&E) charge is 0.00% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.01%. The monthly interest amounts earned for year 5 are:

Month     Interest
-----    ----------
1        $   152.03
2        $   147.84
3        $   153.52
4        $   149.30
5        $   155.04
6        $   155.84
7        $   141.42
8        $   157.31
9        $   153.00
10       $   158.90
11       $   154.55
12       $   160.51
Total    $ 1,839.27

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $18,205.52
- Year 5 Surrender Charge          $ 6,880.00
                                   ----------
=                                  $   11,326   (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2

I. THE 0% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $2,000,000 or 222% x $92,755.59
                       = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4     $74,931.85
+ Annual Premium*                     $25,000.00
- Premium Expense Charge**            $ 1,000.00
- Monthly Deduction***                $ 5,205.55
- Mortality & Expense Charge****      $     0.00
+ Hypothetical Rate of Return*****      ($970.71)
                                      -----------
=                                     $   92,756   (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 4% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee, a $336.00 per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month        COI
-----     ---------
1         $   90.16
2         $   90.19
3         $   90.21
4         $   90.23
5         $   90.26
6         $   90.28
7         $   90.31
8         $   90.33
9         $   90.36
10        $   90.38
11        $   90.41
12        $   90.43
Total     $1,083.55

**** The mortality and expense (M&E) charge is 0.00% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.01%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----    ---------
1         ($84.89)
2         ($81.72)
3         ($83.99)
4         ($80.85)
5         ($83.10)
6         ($82.66)
7         ($74.26)
8         ($81.78)
9         ($78.71)
10        ($80.89)
11        ($77.85)
12        ($80.01)
Total    ($970.71)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $92,755.59
- Year 5 Surrender Charge          $39,140.00
                                   ----------
=                                  $   53,616      (rounded to the nearest dollar)

II. THE 6% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $2,000,000 or 222% x $111,799.97
                       = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4     $87,568.67
+ Annual Premium*                     $25,000.00
- Premium Expense Charge**            $ 1,000.00
- Monthly Deduction***                $ 5,196.65
- Mortality & Expense Charge****      $     0.00
+ Hypothetical Rate of Return*****    $ 5,427.95
                                      ----------
=                                     $  111,800 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 4% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee, a $336.00 per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month         COI
-----      ---------
1          $   89.56
2          $   89.56
3          $   89.56
4          $   89.56
5          $   89.56
6          $   89.55
7          $   89.55
8          $   89.55
9          $   89.55
10         $   89.55
11         $   89.55
12         $   89.55
Total      $1,074.65

**** The mortality and expense (M&E) charge is 0.00% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.01%. The monthly interest amounts earned for year 5 are:

Month     Interest
-----     ---------
1         $  460.58
2         $  445.80
3         $  460.75
4         $  445.96
5         $  460.91
6         $  461.03
7         $  416.44
8         $  461.08
9         $  446.29
10        $  461.25
11        $  446.45
12        $  461.42
Total     $5,427.95

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $111,799.97
- Year 5 Surrender Charge           $ 39,140.00
                                    -----------
=                                   $    72,660  (rounded to the nearest dollar)

III. THE 12% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $2,000,000 or 222% x $134,164.52
                       = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $101,826.31
+ Annual Premium*                    $ 25,000.00
- Premium Expense Charge**           $  1,000.00
- Monthly Deduction***               $  5,186.45
- Mortality & Expense Charge****     $      0.00
+ Hypothetical Rate of Return*****   $ 13,524.65
                                     -----------
=                                    $   134,165 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 4% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee, a $336.00 per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month         COI
-----     ---------
1         $   88.88
2         $   88.85
3         $   88.82
4         $   88.79
5         $   88.75
6         $   88.72
7         $   88.69
8         $   88.66
9         $   88.62
10        $   88.59
11        $   88.56
12        $   88.52
Total     $1,064.45

**** The mortality and expense (M&E) charge is 0.00% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.01%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----    ---------
1        $1,115.40
2        $1,085.14
3        $1,127.28
4        $1,096.74
5        $1,139.37
6        $1,145.66
7        $1,040.08
8        $1,157.41
9        $1,126.16
10       $1,170.04
11       $1,138.49
12       $1,182.89
Total    $13,524.65

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $134,164.52
- Year 5 Surrender Charge          $ 39,140.00
                                   -----------
=                                  $    95,025  (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 3

I. THE 0% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred Nonsmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $400,000 or 250% x $9,698.38
                       = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4     $7,869.73
+ Annual Premium*                     $3,500.00
- Premium Expense Charge**            $  140.00
- Monthly Deduction***                $1,362.60
- Mortality & Expense Charge****      $   63.15
+ Hypothetical Rate of Return*****     ($105.61)
                                      ----------
=                                     $   9,698  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 4% of each premium payment.

*** The monthly deduction is made up of a $15.00 monthly policy fee, a $54.80 per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month       COI
-----     -------
1         $ 43.67
2         $ 43.69
3         $ 43.70
4         $ 43.71
5         $ 43.73
6         $ 43.74
7         $ 43.76
8         $ 43.77
9         $ 43.79
10        $ 43.80
11        $ 43.81
12        $ 43.83
Total     $525.00

**** The mortality and expense (M&E) charge is 0.60% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.60% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.01%. The monthly interest amounts earned for year 5 are:

Month     Interest
-----     ---------
1           ($9.58)
2           ($9.16)
3           ($9.35)
4           ($8.95)
5           ($9.13)
6           ($9.02)
7           ($8.05)
8           ($8.80)
9           ($8.41)
10          ($8.58)
11          ($8.20)
12          ($8.37)
Total     ($105.61)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $9,698.38
- Year 5 Surrender Charge          $6,880.00
                                   ---------
=                                  $   2,818  (rounded to the nearest dollar)

II. THE 6% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred Nonsmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $400,000 or 250% x $11,811.00
                       = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4     $9,291.99
+ Annual Premium*                     $3,500.00
- Premium Expense Charge**            $  140.00
- Monthly Deduction***                $1,360.25
- Mortality & Expense Charge****      $   73.62
+ Hypothetical Rate of Return*****    $  592.88
                                      ---------
=                                     $  11,811  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 4% of each premium payment.

*** The monthly deduction is made up of a $15.00 monthly policy fee, a $54.80 per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month       COI
-----     -------
1          $43.51
2          $43.52
3          $43.53
4          $43.53
5          $43.54
6          $43.55
7          $43.56
8          $43.57
9          $43.57
10         $43.58
11         $43.59
12         $43.60
Total     $522.65

**** The mortality and expense (M&E) charge is 0.60% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.60% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.01%. The monthly interest amounts earned for year 5 are:

Month     Interest
-----     ---------
1         $   51.94
2         $   49.99
3         $   51.37
4         $   49.44
5         $   50.80
6         $   50.51
7         $   45.36
8         $   49.92
9         $   48.03
10        $   49.33
11        $   47.46
12        $   48.75
Total     $  592.88

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $11,811.00
- Year 5 Surrender Charge          $ 6,880.00
                                   ----------
=                                  $    4,931   (rounded to the nearest dollar)

III. THE 12% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred Nonsmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $400,000 or 250% x $14,303.58
                       = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $10,903.73
+ Annual Premium*                    $ 3,500.00
- Premium Expense Charge**           $   140.00
- Monthly Deduction***               $ 1,357.56
- Mortality & Expense Charge****     $    85.69
+ Hypothetical Rate of Return*****   $ 1,483.10
                                     ----------
=                                    $   14,304  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 4% of each premium payment.

*** The monthly deduction is made up of a $15.00 monthly policy fee, a $54.80 per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month        COI
-----     --------
1           $43.33
2           $43.33
3           $43.33
4           $43.33
5           $43.33
6           $43.33
7           $43.33
8           $43.33
9           $43.33
10          $43.33
11          $43.33
12          $43.33
Total      $519.96

**** The mortality and expense (M&E) charge is 0.60% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.60% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.01%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----    ---------
1        $  125.81
2        $  121.78
3        $  125.87
4        $  121.84
5        $  125.93
6        $  125.98
7        $  113.79
8        $  125.98
9        $  121.95
10       $  126.04
11       $  122.01
12       $  126.11
Total    $1,483.10

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $14,303.58
- Year 5 Surrender Charge          $ 6,880.00
                                   ----------
=                                  $    7,424   (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 4

I. THE 0% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $2,000,000 or 222% x $73,915.38
                       = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $60,246.12
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**            $ 1,000.00
- Monthly Deduction***                $ 9,055.10
- Mortality & Expense Charge****      $   476.98
+ Hypothetical Rate of Return*****     ($798.66)
                                     -----------
=                                    $   73,915  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 4% of each premium payment.

*** The monthly deduction is made up of a $15.00 monthly policy fee, a $404.00 per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month        COI
-----     ---------
1           $334.76
2           $334.91
3           $335.06
4           $335.21
5           $335.37
6           $335.52
7           $335.67
8           $335.82
9           $335.97
10          $336.12
11          $336.27
12          $336.42
Total     $4,027.10

**** The mortality and expense (M&E) charge is 0.60% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.60% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.01%. The monthly interest amounts earned for year 5 are:

Month     Interest
-----     ---------
1          ($71.92)
2          ($68.87)
3          ($70.42)
4          ($67.43)
5          ($68.94)
6          ($68.19)
7          ($60.92)
8          ($66.71)
9          ($63.84)
10         ($65.23)
11         ($62.41)
12         ($63.76)
Total     ($798.66)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $73,915.38
- Year 5 Surrender Charge          $39,140.00
                                   ----------
=                                  $   34,775  (rounded to the nearest dollar)

II. THE 6% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $2,000,000 or 222% x $89,862.15
                       = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $70,963.81
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**           $ 1,000.00
- Monthly Deduction***               $ 9,027.49
- Mortality & Expense Charge****     $   555.88
+ Hypothetical Rate of Return*****   $ 4,481.68
                                     ----------
=                                    $   89,862  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 4% of each premium payment.

*** The monthly deduction is made up of a $15.00 monthly policy fee, a $404.00 per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month        COI
-----     ---------
1           $332.89
2           $332.96
3           $333.03
4           $333.10
5           $333.18
6           $333.25
7           $333.32
8           $333.40
9           $333.48
10          $333.55
11          $333.63
12          $333.70
Total     $3,999.49

**** The mortality and expense (M&E) charge is 0.60% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.60% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.01%. The monthly interest amounts earned for year 5 are:

Month     Interest
-----     ---------
1         $  390.25
2         $  375.99
3         $  386.80
4         $  372.64
5         $  383.32
6         $  381.60
7         $  343.04
8         $  377.99
9         $  364.08
10        $  374.45
11        $  360.64
12        $  370.88
Total     $4,481.68

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $89,862.15
- Year 5 Surrender Charge          $39,140.00
                                   ----------
=                                  $   50,722  (rounded to the nearest dollar)

III. THE 12% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $2,000,000 or 222% x $108,659.86
                       = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4     $83,096.85
+ Annual Premium*                     $25,000.00
- Premium Expense Charge**            $ 1,000.00
- Monthly Deduction***                $ 8,995.68
- Mortality & Expense Charge****      $   646.84
+ Hypothetical Rate of Return*****    $11,205.52
                                      ----------
=                                     $  108,660 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 4% of each premium payment.

*** The monthly deduction is made up of a $15.00 monthly policy fee, a $404.00 per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month        COI
-----     ---------
1           $330.76
2           $330.74
3           $330.72
4           $330.69
5           $330.67
6           $330.65
7           $330.62
8           $330.61
9           $330.59
10          $330.57
11          $330.54
12          $330.52
Total     $3,967.68

**** The mortality and expense (M&E) charge is 0.60% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.60% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.01%. The monthly interest amounts earned for year 5 are:

Month     Interest
-----     ---------
1         $  945.49
2         $  916.09
3         $  947.76
4         $  918.30
5         $  950.07
6         $  951.37
7         $  860.12
8         $  953.19
9         $  923.59
10        $  955.58
11        $  925.93
12        $  958.02
Total     $11,205.52

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $108,659.86
- Year 5 Surrender Charge          $ 39,140.00
                                   -----------
=                                  $    69,520  (rounded to the nearest dollar)